UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2005 (June 6, 2005)

CollaGenex Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28308	52-1758016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

(215) 579-7388

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2005, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the “Company”) executed a Promotion and Cooperation Agreement with Primus Pharmaceuticals, Inc. (“Primus”). Under this agreement, the Company has acquired the right to promote Alcortin™ and Novacort™ (collectively, the “Products”) to dermatologists in the United States. Alcortin (1% iodoquinol and 2% hydrocortisone) is a prescription topical antifungal steroid combination and Novacort (2% hydrocortisone acetate and 1% pramoxine HCl) is a prescription topical steroid and anesthetic. Both Products contain a proprietary Biopeptide Aloe Complex™ which is designed to improve skin penetration and help reduce inflammation. The Company has agreed to (i) maintain, manage and compensate a direct sales force sufficient to make the Products the subject of a specific number of detail calls in the United States, and (ii) achieve certain combined levels of sales of the Products during a three-year period. In exchange for its services, the Company shall receive a quarterly fee from Primus based on a percentage of the gross profit arising from prescriptions written by dermatologists that result in sales of the Products in the United States. The Promotion and Cooperation Agreement has an initial term that extends through June 30, 2008 and shall renew automatically for successive additional terms of one year unless earlier terminated pursuant to the terms of the agreement.

A complete copy of the Promotion and Cooperation Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. On June 8, 2005, the Company issued a press release announcing the signing of the Promotion and Cooperation Agreement, a complete copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1†	Promotion and Cooperation Agreement dated as of June 6, 2005 by and between CollaGenex Pharmaceuticals, Inc. and Primus Pharmaceuticals, Inc.

99.2	Press release issued by CollaGenex Pharmaceuticals, Inc. on June 8, 2005.

†	Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLAGENEX PHARMACEUTICALS, INC.

Date: June 10, 2005	By:	/s/ Andrew K. W. Powell
Andrew K. W. Powell Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.l†	Promotion and Cooperation Agreement dated as of June 6, 2005 by and between CollaGenex Pharmaceuticals, Inc. and Primus Pharmaceuticals, Inc.

99.2	Press release issued by CollaGenex Pharmaceuticals, Inc. on June 8, 2005.

†	Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Securities and Exchange Commission.